                        THE L. ROY PAPP STOCK FUND, INC.
                       SCHEDULE OF PORTFOLIO INVESTMENTS
                                 MARCH 31, 1998

                                                                    Number      Market
                     Common Stocks                                 of Shares     Value
-------------------------------------------------------            ---------  -----------

Computers and Software (17.8%)
 American Power Conversion*
  (Leading producer of uninterruptible power supply products)         98,000  $ 2,811,375
 Hewlett-Packard Company
  (Manufacturer of printers, computers and medical
   electronic equipment)                                              58,000    3,675,750
 Intel Corporation
  (Manufacturer of microprocessors, microcontrollers,
   and memory chips)                                                  51,000    3,981,187
 Microsoft Corporation*
  (Personal computer software)                                        64,000    5,728,000
                                                                              -----------
                                                                               16,196,312
                                                                              -----------
Financial Services (16.1%)
 Northern Trust Corporation
  (Bank specializing in trust services)                               36,000    2,691,000
 State Street Corporation
  (Provider of U.S. and global securities custodial services)        109,200    7,432,425
 T. Rowe Price Associates, Inc.
  (Provides investment advisory and administrative
    services to their family of no-load mutual funds)                 64,000    4,504,000
                                                                              -----------
                                                                               14,627,425
                                                                              -----------
Industrial Services (14.9%)
 G&K Services Inc., Class A
  (Uniform rental service)                                           103,000    4,519,125
 Interpublic Group of Companies, Inc.
  (Worldwide advertising agencies)                                    90,000    5,591,250
 Manpower, Inc.
  (Provider of non-government employment services)                    84,000    3,391,500
                                                                              -----------
                                                                               13,501,875
                                                                              -----------

Distributors (8.9%)
 Arrow Electronics, Inc.*
  (Distributor of electronic components and computer products)        43,000    1,163,688
 Marshall Industries, Inc.*
  (Distributor of industrial electronic components)                  109,000    3,637,875
 Sigma-Aldrich Corp.
  (Develops, manufactures and distributes specialty chemicals)        66,000    2,458,500
 W.W. Grainger
  (Distributor and manufacturer of electric equipment)                 8,000      822,500
                                                                              -----------
                                                                                8,082,563
                                                                              -----------
Pharmaceutical (8.3%)
 American Home Products Corporation
  (Ethical and proprietary drugs)                                     15,000    1,430,625
 Merck & Company
  (Ethical drugs and specialty chemicals)                             47,500    6,097,813
                                                                              -----------
                                                                                7,528,438
                                                                              -----------

*Non-income producing security.

                        THE L. ROY PAPP STOCK FUND, INC.
                       SCHEDULE OF PORTFOLIO INVESTMENTS
                                 MARCH 31, 1998

                                                                       Number      Market
               Common Stocks (continued)                              of Shares     Value
--------------------------------------------------------              ---------  -----------
Consumer Products (7.0%)
 Clorox Company
  (Manufacturer of bleach and other consumer products)                   29,200  $ 2,502,075
 Mattel, Inc.
  (Toy manufacturer)                                                     98,000    3,883,250
                                                                                 -----------
                                                                                   6,385,325
                                                                                 -----------
Electrical Equipment (6.8%)
 General Electric Co.
  (Diversified industrial company)                                       45,000    3,878,438
 Emerson Electric Company
  (Manufacturer of electrical and electronic products and systems)       35,000    2,281,563
                                                                                 -----------
                                                                                   6,160,001
                                                                                 -----------
Consumer Services (5.9%)
 Service Corporation International
  (Funeral service; cemetery owner/operator)                            127,000    5,389,562
                                                                                 -----------

Restaurants (3.7%)
 McDonald's Corporation
  (Fast food restaurants and franchising)                                56,000    3,360,000
                                                                                 -----------

Telecommunications (3.1%)
 Motorola, Inc.
  (Manufacturer of communication equipment)                              47,000    2,849,375
                                                                                 -----------

Retail Stores (2.9%)
 Walgreen Company
  (Retail drug store chain)                                              75,000    2,639,062
                                                                                 -----------

Miscellaneous (3.5%)
 Medtronic, Inc.
  (Manufacturer of implantable biomedical devices)                       61,000    3,164,375
                                                                                 -----------



Total Common Stocks - 98.9%                                                       89,884,313

Cash and Other Assets, Less Liabilities - 1.1%                                     1,000,713
                                                                                 -----------

Net Assets - 100%                                                                $90,885,026
                                                                                 ===========

Net Asset Value Per Share
(Based on 2,714,662 shares outstanding at March 31, 1998)                        $     33.48
                                                                                 ===========